UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21756
                                                     ---------


                     First Trust Strategic High Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                Lisle, IL 60532
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                Lisle, IL 60532
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                            ------------

                      Date of fiscal year end: October 31
                                               ----------

                   Date of reporting period: October 31, 2007
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

--------------------------------------------------------------------------------
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                  ANNUAL REPORT
                       FOR THE YEAR ENDED OCTOBER 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)
                                 ANNUAL REPORT
                                OCTOBER 31, 2007

Shareholder Letter ........................................................    1
Portfolio Commentary ......................................................    2
Portfolio Components ......................................................    4
Portfolio of Investments ..................................................    5
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Statement of Cash Flows ...................................................   13
Financial Highlights ......................................................   14
Notes to Financial Statements .............................................   15
Report of Independent Registered Public Accounting Firm ...................   20
Additional Information ....................................................   21
Board of Trustees and Officers ............................................   24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and/or Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Valhalla and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team at the Sub
- Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Valhalla are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)
                                 ANNUAL REPORT
                                OCTOBER 31, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust"), we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

We are single-minded about providing a range of investment products, including our family of closed-end funds, to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

The report you hold will give you detailed information about your investment in First Trust Strategic High Income Fund (the "Fund") for the 12-month period ended October 31, 2007. Adverse conditions in the credit markets have had a significant negative impact on the Fund's net asset value as described in this report. Such conditions have continued beyond the Fund's year-end of October 31, 2007 and and through the date of this letter. The Fund's net asset value per share has declined from $15.16 at year end to $13.14 on December 28, 2007. First Trust and the Fund's sub-advisor, Valhalla Capital Partners, LLC, will continue to monitor market conditionso and strive to position the Fund's portfolio to maximize shareholder value. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased that the Fund is a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities in the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Strategic High Income Fund
December 28, 2007

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                                   SUB-ADVISOR

Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor"), the sub-advisor to First Trust Strategic High Income Fund, is a boutique asset management firm focused on managing high-yield portfolios with an emphasis on structured finance securities. Valhalla was founded in 2005 and is currently managed by its Managing Partners, Ken L. Mathis, Ramond P. Mecherle, CFA, and Justin L. Ventura. Valhalla is a Kentucky limited liability company located at 2527 Nelson Miller Parkway, Suite 207, Louisville, Kentucky 40223. As of October 31, 2007, Valhalla had approximately $550 million in assets under management.

                            PORTFOLIO MANAGEMENT TEAM

MR. RAMOND P. MECHERLE, CFA, PORTFOLIO MANAGER

Mr. Ramond P. Mecherle, CFA, is a founding Managing Partner of Valhalla. He has nine years of experience in the financial industry. Mr. Mecherle currently serves as Co-Manager of First Trust Strategic High Income Fund (New York Stock Exchange ("NYSE"): FHI), First Trust Strategic High Income Fund II (NYSE: FHY) and First Trust Strategic High Income Fund III (NYSE: FHO). Mr. Mecherle was a dual employee of Hilliard Lyons Asset Management and Valhalla from Valhalla's inception in 2005 through April 2006. From October 2004 to April 2006, Mr. Mecherle was employed by Hilliard Lyons Asset Management as Director of Fixed Income and Co-Manager of FHI. Prior to that, Mr. Mecherle was employed by Morgan Keegan Asset Management for seven years. There, Mr. Mecherle was an Assistant Portfolio Manager for three high-yield funds including the Regions Morgan Keegan Select High Income Fund (MKHIX), an open-end fund; RMK High Income Fund (NYSE:
RMH), a closed-end fund; RMK Strategic Income Fund (NYSE: RSF), a closed-end fund; and separate accounts. Mr. Mecherle received a B.A. from the University of Virginia and an M.B.A. from the Johnson Graduate School of Management, Cornell University.

MR. JUSTIN L. VENTURA, PORTFOLIO MANAGER

Mr. Justin L. Ventura is a founding Managing Partner of Valhalla. He has fourteen years of experience in the financial industry. Mr. Ventura currently serves as Co-Manager of First Trust Strategic High Income Fund (NYSE: FHI), First Trust Strategic High Income Fund II (NYSE: FHY) and First Trust Strategic High Income Fund III (NYSE: FHO). Mr. Ventura was a dual employee of Hilliard Lyons Asset Management and Valhalla from Valhalla's inception in 2005 through April 2006. From June 2005 to April 2006, Mr. Ventura was employed by Hilliard Lyons Asset Management as Co-Manager of FHI. Prior to that, Mr. Ventura was employed by State Street Bank for six years as Vice President, Capital Markets Portfolio/ABS-MBS-CDO Sectors. Mr. Ventura began his career with Fitch IBCA, Inc. where he worked for five years and was a Director of Structured Finance/Mortgage and Asset-Backed Securities. Mr. Ventura received a B.A. from the University of Massachusetts and a J.D. from George Mason School of Law.

FIRST TRUST STRATEGIC HIGH INCOME FUND

The primary investment objective of the First Trust Strategic High Income Fund
(FHI) is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of high income producing securities the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. Valhalla believes this combination of exposure to both consumer and commercial default risk provides investors with an investment vehicle more broadly diversified than a corporate-only "high-yield" strategy. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP

The six months ending October 31, 2007 have been the most treacherous the worldwide credit markets have seen in at least a decade, and perhaps ever. The problems that began earlier in the year in the sub-prime mortgage space spread to affect virtually every segment of the capital markets. Unprecedented supply and demand imbalances, combined with outright fear, drove prices down across the credit sectors, including corporate debt. In addition, the media focus that began last quarter intensified, generating waves of negative stories which frequently contained as much conjecture as they did fact. In short, by the end of the quarter, volatility and illiquidity had reached unprecedented levels in the structured-finance universe. Due to these adverse market conditions, in early August the Sub-Advisor adopted a temporary defensive posture. While in such posture, the Fund curtailed its purchase of additional structured-finance securities, including residential mortgage-backed securities ("RMBS").

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

FUND PROFILE AT 10/31/07

                                                      FHI        LEHMAN BA INDEX
Wtd. Avg. Yield-to-Maturity                           11.04%        7.67%
Wtd. Avg. Effective Maturity                          5.96 yrs      7.94 yrs
Wtd. Avg. Credit Quality                              B+            BB/BB+

FUND RECAP

The Fund was not immune to the massive downdraft in pricing across the credit sectors. The Fund's net asset value ("NAV") total return was -14.65% (1) for the twelve-month period ended October 31, 2007. The months of August and September were the most severe. Not surprisingly, RMBS experienced the greatest price pressure; however, virtually every asset class in the Fund produced negative price performance during the second half of the period. In the end, it was the Fund's diversification across multiple asset-backed sectors that helped offset the severe price declines in RMBS. These negative market conditions, along with investor fear, also punished the Fund's market price total return, which was -25.30% (2) for the twelve-month period covered by this report. Since the Fund's fiscal year-end, the credit markets have continued to experience significant volatility. These difficult conditions have continued to pressure market prices and have caused a significant decline in the Fund's NAV through December 28, 2007. The duration of this difficult time period is uncertain.

FUND PERFORMANCE FOR PERIOD ENDING 10/31/07

                               FHI                   FHI            LEHMAN BA
   DATES               NAV TOTAL RETURN 1   MARKET TOTAL RETURN 2     INDEX
   -----               ------------------   ---------------------   ---------
   One Year                  -14.65%               -25.30%             5.29%
   Inception-to-Date          -0.21%               -10.74%            12.68%

                                   MANAGER Q&A

HOW DID THE NEGATIVE FACTORS IN THE CREDIT MARKETS HURT THE MARKET?

The negative momentum, which started in the second quarter, picked up tremendous speed over the months of July and August and continued through the Fund's fiscal year ended October 31, 2007. Rating agencies announced that billions of dollars of mortgage-backed securities were being put on watch for a downgrade. In addition, continued forced liquidations dramatically increased the amount of bonds offered in the secondary market, often without any bid available. These trends significantly affected high yield fixed-income pricing and set the table for the subsequent meltdown. Over the next ten weeks, several prominent banks around the world faced insolvency crises; central banks would inject billions into the financial system; the commercial paper markets would seize up; the Federal Reserve would cut both the discount rate and the Fed Funds rate; and Wall Street would begin to announce billions of dollars of write-downs. We believe these events, among others, unleashed destructive forces in the mortgage and asset-backed sectors.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

Today, market participants are eagerly awaiting a return to normalcy in both secondary-market trading and primary issuance. This will be critical to ending this capital-market crisis and restoring a normal mortgage-lending environment. We believe the latter is an especially important variable in the Fund's longer-term performance for one simple reason: individual mortgage obligors of all types must have re-financing options. Without that liquidity in place, the capital markets will continue to struggle. In our opinion, most of the economic data shows the economy remains on solid footing, albeit with slower growth projected. With that intact, we believe the markets should be able to push through the storm and eventually re-establish liquidity for both the mortgage investor and borrower alike.

----------

1 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

2 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market value.

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO COMPONENTS (a)
OCTOBER 31, 2007

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Residential Mortgage-Backed Securities                                     18.3%
Franchise                                                                  17.0%
Collateralized Debt Obligations                                            18.4%
Commercial Mortgage-Backed Securities                                      15.1%
Manufactured Housing                                                       13.1%
Corporate Bonds                                                            11.5%
Equity                                                                      4.9%
Equipment Lease Receivable                                                  1.7%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.


Page 4                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
OCTOBER 31, 2007

 PRINCIPAL                                                                                    STATED
   VALUE                                 DESCRIPTION                              COUPON     MATURITY        VALUE
-----------   -----------------------------------------------------------------  --------   ----------   ------------
ASSET-BACKED SECURITIES - 79.8%
              ABCLO, Ltd.
$ 1,750,000      Series 2007-1A, Class D (b) (c) ..............................    9.14%     04/15/21    $  1,303,750
              ACE Securities Corp., Home Equity Loan Trust
    504,354      Series 2003-OP1, Class B .....................................    6.00%     12/25/33          81,181
    723,714      Series 2004-HE4, Class M11 (c) ...............................    8.37%     12/25/34         178,454
  2,000,000      Series 2005-HE5, Class M10 (c) ...............................    7.87%     08/25/35         288,000
  2,000,000      Series 2005-SL1, Class M7 ....................................    6.50%     06/25/35          89,162
  3,000,000      Series 2007-HE4, Class M8 (c) ................................    7.37%     05/25/37       1,057,500
              ACLC Business Loan Receivables Trust
  2,652,649      Series 1999-1, Class A3 (b) ..................................    7.39%     08/15/20       2,528,350
  2,499,845      Series 1999-2, Class B (b) ...................................    8.75%     01/15/21       2,536,192
              Aircraft Finance Trust
  1,205,960      Series 1999-1A, Class A2 (b) (c) .............................    5.59%     05/15/24       1,151,691
              Atherton Franchisee Loan Funding
    720,045      Series 1999-A, Class A2 (b) ..................................    7.23%     04/15/12         738,087
              Bear Stearns Asset Backed Security Trust
  4,000,000      Series 2007-HE3, Class M9 (c) ................................    7.12%     04/25/37       1,600,000
              Bear Stearns Second Lien Trust
  2,000,000      Series 2007-1, Class 2B1 (c) .................................    7.87%     08/25/37         500,000
  2,878,000      Series 2007-1, Class 2M6 (c) .................................    7.87%     08/25/37       1,151,200
              BNC Mortgage Loan Trust
  3,000,000      Series 2007-2, Class B1 (b) (c) ..............................    7.37%     05/25/37       1,650,000
  1,766,000      Series 2007-3, Class B2 (b) (c) ..............................    7.37%     07/25/37       1,147,900
              Bombardier Capital Mortgage Securitization Corp.
    356,860      Series 1999-B, Class A1B .....................................    6.61%     09/15/10         221,704
    913,655      Series 1999-B, Class A3 ......................................    7.18%     12/15/15         600,073
              Conseco Finance Securitizations Corp.
  4,149,826      Series 2000-6, Class M1 ......................................    7.72%     09/01/31       1,456,070
              EMAC Owner Trust, LLC
  1,365,555      Series 1998-1, Class A3 (b) ..................................    6.63%     01/15/25       1,297,278
  1,387,820      Series 2000-1, Class A1 (b) ..................................    6.50%     01/15/27       1,040,865
  1,777,791      Series 2000-1, Class A2 (b) ..................................    6.50%     01/15/27       1,333,344
              Falcon Franchise Loan Trust
  4,905,000      Series 2000-1, Class E (b) ...................................    6.50%     04/05/16       3,752,325
  4,231,000      Series 2003-1, Class E (b) ...................................    6.00%     01/05/25       2,656,222
              FFCA Secured Lending Corp.
  5,000,000      Series 1998-1, Class D1 (e) ..................................    7.81%     10/18/25       4,757,681
  5,000,000      Series 1999-2, Class B1 (e) ..................................    8.27%     05/18/26       3,200,065
              FMAC Loan Receivables Trust
  1,623,238      Series 1997-B, Class A (b) ...................................    6.85%     09/15/19       1,599,060
  6,200,000      Series 1998-CA, Class A3 (b) .................................    6.99%     09/15/20       5,580,000
              Green Tree Financial Corp.
    411,943      Series 1997-4, Class B1 ......................................    7.23%     02/15/29         113,236
  1,000,000      Series 1998-4, Class M1 ......................................    6.83%     04/01/30         556,581
  5,000,000      Series 1998-6, Class M1 ......................................    6.63%     06/01/30       2,973,200
  3,000,000      Series 1998-8, Class M1 ......................................    6.98%     09/01/30       1,770,319
  7,165,053      Series 1999-3, Class M1 ......................................    6.96%     02/01/31       1,754,602


                        See Notes to Financial Statements                 Page 5

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2007

 PRINCIPAL                                                                                    STATED
   VALUE                                 DESCRIPTION                              COUPON     MATURITY        VALUE
-----------   -----------------------------------------------------------------  --------   ----------   ------------
ASSET-BACKED SECURITIES - (CONTINUED)
              GreenPoint Manufactured Housing Contract Trust
$10,000,000      Series 1999-5, Class M2 ......................................    9.23%     12/15/29    $  5,130,655
              GSAMP Trust
  1,804,131      Series 2004-AR2, Class B4 (b) ................................    5.00%     08/25/34         541,239
              Halyard Multi Asset CBO I, Ltd.
  3,141,523      Series 1A, Class B (b) (c) ...................................    6.52%     03/24/10       2,324,727
              Helios Series I Multi Asset CBO, Ltd.
  3,000,000      Series 1A, Class B (b) (c) ...................................    6.25%     12/13/36       2,175,000
              Home Equity Mortgage Trust
  2,000,000      Series 2005-3, Class B2. .....................................    7.00%     11/25/35         400,000
  5,000,000      Series 2007-2, Class M3 (c) ..................................    7.37%     06/25/37         750,000
              Independence lll CDO, Ltd.
  5,000,000      Series 3A, Class C1 (b) (c) ..................................    7.73%     10/03/37       2,750,000
              Indymac Residential Asset Backed Trust
  2,375,000      Series 2005-B, Class M10 (c) .................................    8.37%     08/25/35       1,511,313
              Longhorn CDO, Ltd.
  2,810,069      Series 1, Class C (b) (c) ....................................   11.63%     05/10/12       1,826,545
              Merit Securities Corp.
  4,765,914      Series 13, Class B1 (b) ......................................    8.65%     12/28/33         309,784
  2,602,000      Series 13, Class M2 ..........................................    8.65%     12/28/33       1,066,820
              Merrill Lynch Mortgage Investors Trust
  2,500,000      Series 2006-SL1, Class B4 (b) ................................    7.50%     09/25/36         500,000
              North Street Referenced Linked Notes
  4,500,000      Series 2000-1A, Class C (b) (c) ..............................    6.73%     04/28/11       2,610,000
  7,000,000      Series 2000-1A, Class D1 (b) (c) .............................    7.58%     04/28/11       4,760,000
              Oakwood Mortgage Investors, Inc.
  8,000,000      Series 2002-B, Class M1 ......................................    7.62%     06/15/32       4,036,322
              Park Place Securities, Inc.
  4,000,000      Series 2004-WCW1, Class M8 (c) ...............................    8.37%     09/25/34       2,840,373
  3,000,000      Series 2004-WCW2, Class M10 (b) (c) ..........................    7.62%     10/25/34       1,849,208
  3,000,000      Series 2005-WHQ4, Class M10 (b) (c) ..........................    7.37%     09/25/35       1,350,000
              Pebble Creek LCDO, Ltd.
  2,000,000      Series 2007-2A, Class E (b) (c) ..............................    8.46%     06/22/14       1,500,000
              Pegasus Aviation Lease Securitization III
  2,238,602      Series 2001-1A, Class A3 (b) (c) .............................    5.80%     03/10/14       1,880,426
              Rosedale CLO, Ltd.
  3,500,000      Series I-A, Class II (b) .....................................    0.00%     07/24/21       2,625,000
              Signature 5, Ltd.
  1,000,000      Series 5A, Class C (b) .......................................   12.56%     10/27/12         960,000
              Soundview Home Equity Loan Trust
  5,376,227      Series 2005-A, Class B2 (b) (c) ..............................    7.87%     04/25/35         236,965
  1,634,000      Series 2007-OPT3, Class M10 (b) (c) ..........................    7.37%     08/25/37         571,900
              Structured Asset Investment Loan Trust
  2,013,083      Series 2004-8, Class B2. .....................................    5.00%     09/25/34         319,452
              Structured Asset Securities Corp.
  3,000,000      Series 2007-BC3, Class B1 (b) (c) ............................    7.37%     05/25/47       1,650,000
  2,000,000      Series 2007-OSI, Class M10 (c) ...............................    7.37%     06/25/37         800,000


Page 6                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2007

 PRINCIPAL                                                                                    STATED
   VALUE                                   DESCRIPTION                            COUPON     MATURITY        VALUE
-----------   -----------------------------------------------------------------  --------   ----------   ------------
ASSET-BACKED SECURITIES - (CONTINUED)
              Summit CBO I, Ltd.
$ 5,000,000      Series 1A, Class B (b) (c) ...................................    6.38%     05/23/11    $    850,000
              UCFC Manufactured Housing Contract
 10,000,000      Series 1998-3, Class M1 ......................................    6.51%     01/15/30       4,000,000
              Wells Fargo Home Equity Trust
  3,947,000      Series 2007-2, Class B2 (b) (c) ..............................    7.37%     04/25/37       1,578,800
              Wilbraham CBO, Ltd.
  5,000,000      Series 1A, Class A2 (b) (c) ..................................    6.05%     07/13/12       4,350,000
                                                                                                         ------------
              TOTAL ASSET-BACKED SECURITIES ..........................................................    108,718,621
              (Cost $137,460,601)                                                                        ------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.9%
              Adjustable Rate Mortgage Trust
  1,930,000      Series 2005-10, Class 5M5 (c) ................................    7.07%     01/25/36         443,900
              Countrywide Alternative Loan Trust
  3,983,519      Series 2005-56, Class B4 (b) (c) .............................    6.12%     11/25/35       1,394,232
  3,135,145      Series 2006-OA2, Class B2 (c) ................................    7.25%     05/20/46       1,473,518
              Credit Suisse Mortgage Capital Certificates
  2,431,584      Series 2006-1, Class DB5 (b) .................................    5.74%     02/25/36         793,754
  2,344,257      Series 2006-2, Class DB5 (b) .................................    5.87%     03/25/36         887,093
              CS First Boston Mortgage Securities Corp.
  1,097,472      Series 2005-11, Class DB6 (e) ................................    6.19%     12/25/35         393,288
              Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
  3,690,000      Series 2007-OA4, Class M10 (c) ...............................    7.87%     08/25/47       1,755,632
              HarborView Mortgage Loan Trust
  4,390,199      Series 2005-9, Class B10 (c) .................................    6.63%     06/20/35       3,580,756
                                                                                                         ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ..............................................     10,722,173
              (Cost $16,932,321)                                                                         ------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.3%
              Banc of America Commercial Mortgage Inc.
  1,171,422      Series 2000-1, Class M (b) ...................................    6.00%     11/15/31         876,126
              Banc of America Large Loan, Inc.
  2,000,000      Series 2005-MIB1, Class L (b) (c) ............................    8.09%     03/15/22       1,947,380
              Banc of America Structural Securities Trust
  2,878,166      Series 2002-X1, Class O (b) ..................................    7.00%     10/11/33       2,575,665
  2,878,166      Series 2002-X1, Class P (b) ..................................    7.00%     10/11/33       2,235,408
              Bear Stearns Commercial Mortgage Securities
  1,776,400      Series 2000-WF1, Class K .....................................    6.50%     02/15/32       1,058,204
              FannieMae-ACES
 14,879,881      Series 1998-M7, Class N, IO (g) (h) ..........................    0.60%     05/25/36         301,020
              GE Capital Commercial Mortgage Corp.
    700,000      Series 2000-1, Class G (b)....................................    6.13%     01/15/33         631,012
              GMAC Commercial Mortgage Securities, Inc.
  1,000,000      Series 1999-C3, Class G (b) ..................................    6.97%     08/15/36         951,792
              Government National Mortgage Association
108,603,279      Series 2003-47, Class XA, IO (g) .............................    0.52%     06/16/43       6,505,803
 25,934,920      Series 2003-59, Class XA, IO (g) .............................    1.69%     06/16/34       2,185,582


                        See Notes to Financial Statements                 Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2007

 PRINCIPAL                                                                                    STATED
   VALUE                                   DESCRIPTION                            COUPON     MATURITY        VALUE
-----------   -----------------------------------------------------------------  --------   ----------   ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - (CONTINUED)
              GS Mortgage Securities Corp. II
$ 7,000,000      Series 1998-C1, Class H (b) ..................................    6.00%     10/18/30    $  3,412,605
              LB-UBS Commercial Mortgage Trust
  3,025,000      Series 2001-C7, Class Q (e) ..................................    5.87%     11/15/33       2,175,483
  2,083,740      Series 2001-C7, Class S (b) ..................................    5.87%     11/15/33       1,048,332
              Morgan Stanley Capital I Inc.
    968,400      Series 1999-WF1, Class M (b) .................................    5.91%     11/15/31         572,506
              Morgan Stanley Capital I, Inc.
  2,787,919      Series 2003-IQ5, Class O (b) .................................    5.24%     04/15/38       1,123,122
                                                                                                         ------------
              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES ...........................................      27,600,040
              (Cost $29,787,832)                                                                         ------------

CORPORATE BONDS - 15.4%
  3,500,000   Americast Technologies, Inc. (b) ................................   11.00%     12/01/14       3,412,500
  2,000,000   Coleman Cable, Inc. .............................................    9.88%     10/01/12       1,980,000
  3,500,000   Dayton Superior Corp. ...........................................   13.00%     06/15/09       3,482,500
  1,500,000   Interdent Service Corp. .........................................   10.75%     12/15/11       1,387,500
  2,000,000   International Coal Group, Inc. ..................................   10.25%     07/15/14       1,950,000
  1,500,000   Lexington Precision Corp., Units (d) ............................      N/A     08/01/09       1,455,000
  3,000,000   MSX International UK, MXS International
                 Business Service FR/MXS International
                 GmBH (b) .....................................................   12.50%     04/01/12       2,865,000
  1,500,000   Rafealla Apparel Group, Inc., Series B ..........................   11.25%     06/15/11       1,462,500
  3,500,000   The Restaurant Company ..........................................   10.00%     10/01/13       2,966,250
                                                                                                         ------------
              TOTAL CORPORATE BONDS .................................................................      20,961,250
              (Cost $21,614,004)                                                                         ------------

STRUCTURED NOTES - 4.1%
              Bacchus Ltd.
  1,225,000      Series 2006-1I, Subordinated Bond (b).........................    0.00%     01/20/19         943,250
              InCaps Funding II Ltd./InCaps Funding II Corp.
  2,000,000      Subordinated Note (b) ........................................    0.00%     01/15/34         920,000
  3,750,000   Preferred Term Securities XXV, Ltd. (b) .........................    0.00%     06/22/37       3,703,125
                                                                                                         ------------
              TOTAL STRUCTURED NOTES.................................................................       5,566,375
              (Cost $5,723,675)                                                                          ------------


Page 8                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2007

  SHARES                                             DESCRIPTION                                             VALUE
-----------   ----------------------------------------------------------------------------------------   ------------
PREFERRED SECURITIES - 6.5%
  1,450,000   Ajax Two Ltd.,Series 2A (b) (f) ........................................................   $    681,500
  2,000,000   Ajax Two Ltd.,Series 2X (b) (f) ........................................................      1,000,000
  4,000,000   Pro Rata Funding, Ltd., Inc. (b) (f) ...................................................      3,240,000
  2,000,000   Soloso CDO, Ltd., Series 2005-1 (b) (f) ................................................      1,330,000
  3,000,000   White Marlin CDO, Ltd., Series AI (b) (f) ..............................................      2,610,000
                                                                                                         ------------
              TOTAL PREFERRED SECURITIES .............................................................      8,861,500
              (Cost $9,859,008)                                                                          ------------

              TOTAL INVESTMENTS - 134.0% .............................................................    182,429,959
              (Cost $221,377,441) (i)

              LOAN OUTSTANDING - (45.0)% .............................................................    (61,200,000)
              NET OTHER ASSETS AND LIABILITIES - 11.0% ...............................................     14,915,022
                                                                                                         ------------
              NET ASSETS - 100.0% ....................................................................   $136,144,981
                                                                                                         ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, these securities have been determined to be liquid by Valhalla Capital Partners, LLC, the Fund's sub-advisor. At October 31, 2007, these securities amounted to $104,669,060 or 76.9% of net assets.

(c) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2007.

(d)   The issuer is in default. Income is not being accrued.

(e) Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (See Note 2C - Restricted Securities).

(f)   Zero coupon.

(g)   IO - Interest only.

(h)   ACES - Alternative Credit Enhancement Securities.

(i)   Aggregate cost for federal income tax purposes is $223,101,794.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007

ASSETS:
Investments, at value
   Cost ($221,377,441) ........................................................................   $  182,429,959
Cash ..........................................................................................       13,387,091
Prepaid expenses ..............................................................................           10,936
Receivables:
   Interest ...................................................................................        2,112,495
   Dividends ..................................................................................           46,568
                                                                                                  --------------
      Total Assets ............................................................................      197,987,049
                                                                                                  --------------
LIABILITIES:
Payables:
   Outstanding loan ...........................................................................       61,200,000
   Interest and fees due on loan payable ......................................................          351,212
   Investment advisory fees ...................................................................          152,555
   Audit fees .................................................................................           44,100
   Legal fees .................................................................................           35,493
   Printing fees ..............................................................................           29,995
   Administrative fees ........................................................................           16,879
   Custodian fees .............................................................................            4,440
   Trustees' fees and expenses ................................................................            2,840
   Transfer agent fees ........................................................................            2,755
   Accrued expenses and other liabilities .....................................................            1,799
                                                                                                  --------------
      Total Liabilities .......................................................................       61,842,068
                                                                                                  --------------
NET ASSETS ....................................................................................   $  136,144,981
                                                                                                  ==============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................   $  171,008,707
Par value .....................................................................................           89,834
Accumulated net investment income (loss) ......................................................        6,297,397
Accumulated net realized gain (loss) on investments ...........................................       (2,303,475)
Net unrealized appreciation (depreciation) on investments .....................................      (38,947,482)
                                                                                                  --------------
NET ASSETS ....................................................................................   $  136,144,981
                                                                                                  ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................   $        15.16
                                                                                                  ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ...        8,983,394
                                                                                                  ==============


Page 10                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
Interest .......................................................................   $   23,157,325
Dividends ......................................................................        2,402,806
                                                                                   --------------
      Total investment income ..................................................       25,560,131
                                                                                   --------------
EXPENSES:
Interest and fees on outstanding loan ..........................................        3,332,265
Investment advisory fees .......................................................        1,975,670
Administration fees ............................................................          215,130
Legal fees .....................................................................           92,267
Printing fees ..................................................................           51,090
Trustees' fees and expenses ....................................................           39,838
Transfer agent fees ............................................................           38,323
Audit fees .....................................................................           36,957
Custodian fees .................................................................           23,452
Other ..........................................................................          305,104
                                                                                   --------------
      Total expenses ...........................................................        6,110,096
                                                                                   --------------
NET INVESTMENT INCOME ..........................................................       19,450,035
                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments .....................................       (1,704,519)
   Net change in unrealized appreciation (depreciation) on investments .........      (41,769,545)
                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ........................................      (43,474,064)
                                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................   $  (24,024,029)
                                                                                   ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR           YEAR
                                                                                    ENDED           ENDED
                                                                                  10/31/2007     10/31/2006
                                                                                -------------   -------------
OPERATIONS:
Net investment income (loss) ................................................   $  19,450,035   $  18,371,244
Net realized gain (loss) ....................................................      (1,704,519)      2,572,170
Net change in unrealized appreciation (depreciation) ........................     (41,769,545)      4,128,186
                                                                                -------------   -------------
Net increase (decrease) in net assets resulting from operations .............     (24,024,029)     25,071,600
                                                                                -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................................     (17,637,502)    (18,950,011)
Net realized gain ...........................................................        (140,077)             --
                                                                                -------------   -------------
Total distributions to shareholders .........................................     (17,777,579)    (18,950,011)
                                                                                -------------   -------------

CAPITAL TRANSACTIONS:
Proceeds from 82,445 and 95,713 Common Shares reinvested, respectively ......       1,571,269       1,841,052
                                                                                -------------   -------------
Total capital transactions ..................................................       1,571,269       1,841,052
                                                                                -------------   -------------
Net increase (decrease) in net assets .......................................     (40,230,339)      7,962,641

NET ASSETS:
Beginning of year ...........................................................     176,375,320     168,412,679
                                                                                -------------   -------------
End of year .................................................................   $ 136,144,981   $ 176,375,320
                                                                                =============   =============
Accumulated net investment income (loss) at end of year .....................   $   6,297,397   $   1,517,048
                                                                                =============   =============


Page 12                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ..................................   $ (24,024,029)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
     Purchases of investments .........................................................    (110,344,718)
     Sales and maturities of investments ..............................................      53,923,271
     Net amortization/accretion of premium/discount on investments ....................        (614,688)
     Net realized loss on investments .................................................       1,704,519
     Net change in unrealized appreciation (depreciation) on investments ..............      41,769,545

CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest and dividends receivable ....................................         (38,493)
     Decrease in receivable for investment securities sold ............................       2,472,111
     Decrease in prepaid expenses .....................................................           7,871
     Decrease in payable for investment securities purchased ..........................      (1,533,229)
     Increase in interest and fees due on loan payable ................................         351,212
     Increase in investment advisory fees payable .....................................          18,576
     Increase in audit fees payable....................................................           2,530
     Increase in legal fees payable ...................................................          29,666
     Increase in printing fees payable ................................................           1,848
     Decrease in transfer agent fees payable ..........................................            (791)
     Increase in administrative fees payable ..........................................           1,993
     Increase in custodian fees payable ...............................................           1,840
     Decrease in Trustees' fees and expenses payable ..................................            (493)
     Decrease in accrued expenses and other liabilities ...............................          (7,319)
                                                                                          -------------
CASH USED FOR OPERATING ACTIVITIES ....................................................                   $  (36,278,778)
                                                                                                          --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from Common Shares reinvested ...........................................       1,571,269
     Distributions to shareholders from net investment income and net realized gain ...     (17,777,579)
     Repayments of loan ...............................................................     (15,800,000)
     Issuances of loan ................................................................      77,000,000
                                                                                          -------------
CASH PROVIDED BY FINANCING ACTIVITIES .................................................                       44,993,690
                                                                                                          --------------
Increase in cash ......................................................................                        8,714,912
Cash at beginning of year .............................................................                        4,672,179
                                                                                                          --------------
Cash at end of year ...................................................................                   $   13,387,091
                                                                                                          ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest and fees........................................                   $    2,981,053
                                                                                                          ==============


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   YEAR         YEAR          PERIOD
                                                                                   ENDED        ENDED         ENDED
                                                                                10/31/2007   10/31/2006   10/31/2005 (a)
                                                                                ----------   ----------   --------------
Net asset value, beginning of period ........................................   $    19.82   $    19.13   $        19.10(b)
                                                                                ----------   ----------   --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................................................         2.17         2.08             0.39
Net realized and unrealized gain (loss) .....................................        (4.84)        0.76            (0.17)
                                                                                ----------   ----------   --------------
Total from investment operations ............................................        (2.67)        2.84             0.22
                                                                                ----------   ----------   --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .......................................................        (1.97)       (2.15)           (0.15)
Net realized gain on investments ............................................        (0.02)          --               --
                                                                                ----------   ----------   --------------
Total distributions .........................................................        (1.99)       (2.15)           (0.15)
                                                                                ----------   ----------   --------------
Common Shares offering costs charged to paid-in capital .....................           --           --            (0.04)
                                                                                ----------   ----------   --------------
Net asset value, end of period ..............................................   $    15.16   $    19.82   $        19.13
                                                                                ==========   ==========   ==============
Market value, end of period .................................................   $    14.19   $    21.19   $        18.79
                                                                                ==========   ==========   ==============
TOTAL RETURN BASED ON NET ASSET VALUE (c)(d) ................................       (14.65)%      15.73%            1.03%
                                                                                ==========   ==========   ==============
TOTAL RETURN BASED ON MARKET VALUE (d)(e) ...................................       (25.30)%      26.16%           (5.28)%
                                                                                ==========   ==========   ==============

-----------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................   $  136,145   $  176,375   $      168,413
Ratio of total expenses to average net assets ...............................         3.70%        1.20%            1.33%(f)
Ratio of total expenses to average net assets excluding interest expense and
   fees .....................................................................         1.68%        1.20%            1.33%(f)
Ratio of net investment income to average net assets ........................        11.78%       10.84%            7.82%(f)
Portfolio turnover rate .....................................................           19%          78%              19%

INDEBTEDNESS:
Loan outstanding (in 000's) .................................................   $   61,200          N/A              N/A
Asset coverage per $1,000 of indebtedness (g) ...............................   $    3,225          N/A              N/A

----------

(a)   The Fund commenced operations on July 19, 2005.

(b)   Net of sales load of $0.90 per share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)   Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share.

(f)   Annualized.

(g) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance.

N/A   Not Applicable.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2007

                               1. FUND DESCRIPTION

First Trust Strategic High Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on April 15, 2005 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHI on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of high income producing securities that Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) from the Fund's Total Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and ask prices. The Fund values mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Board of Trustees which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. In the Fund's financial statements, the Statement of Assets and Liabilities includes investments with a value of $103,819,173 (56.9% of total investments) as of October 31, 2007, whose values have been determined based on prices supplied by dealers in the absence of readily determinable values. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material. The remaining investments, with a value of $78,610,786 (43.1% of total investments), were valued by an independent pricing service.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation for a particular security, the valuations are deemed unreliable, or events occur after the close of the principal market for particular securities but before the Fund values its assets, that could materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. A variety of factors may be considered in determining the fair value of such securities including 1) the fundamental business data relating to the issuer; 2) an evaluation of the forces which influence the market in which these securities are purchased and sold; 3) type of holding; 4) financial statements of the issuer; 5) cost at date of purchase; 6) size of holding; 7) credit quality and cash flow of issuer based on external analysis; 8) information as to any transactions in or offers for the holding; 9) price and extent of public trading in similar securities of the issuer/borrower, or comparable companies; and 10) other relevant factors. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, corporate bonds and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Recent instability in the markets for fixed-income securities,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2007

particularly mortgage-backed and asset-backed securities, has resulted in increased volatility of market prices and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund follows the provisions of Emerging Issues Task Force No. 99-20 ("EITF 99-20"), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99-20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets of the Fund with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At October 31, 2007, the Fund had no when-issued or delayed-delivery purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A of the 1933 Act, normally to qualified institutional buyers. As of October 31, 2007, the Fund held restricted securities as shown in the table below that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                    CARRYING        CURRENT       MARKET      % OF
                                                     ACQUISITION    PRINCIPAL   VALUE PER SHARE    CARRYING        VALUE      NET
SECURITY                                                 DATE         VALUE         10/31/07         COST        10/31/07    ASSETS
--------                                             -----------  ------------  ---------------  ------------  ------------  ------
FFCA Secured Lending Corp.
   Series 1998-1, Class D1, 7.81%, 10/18/25            08/25/05   $  5,000,000      $ 95.15      $  4,495,953  $  4,757,681    3.49%
   Series 1999-2, Class B1, 8.27%, 05/18/26            08/02/05      5,000,000        64.00         3,148,862     3,200,065    2.35
CS First Boston Mortgage Securities Corp.
   Series 2005-11, Class DB6, 6.19%, 12/25/35          12/15/06      1,097,472        35.84           733,407       393,288    0.29
LB-UBS Commercial Mortgage Trust
   Series 2001-C7, Class Q, 5.87%, 11/15/33            09/19/05      3,025,000        71.92         2,472,271     2,175,483    1.60
                                                                  ------------                   ------------  ------------  ------
                                                                  $ 14,122,472                   $ 10,850,493  $ 10,526,517    7.73%
                                                                  ============                   ============  ============  ======

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended October 31, 2007, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income by $2,967,816, a decrease in accumulated net realized gain on investments sold by $2,831,219 and a decrease to paid-in capital of $136,597. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2007

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

Distributions paid from:

                                                         2007           2006
                                                     ------------   ------------
Ordinary Income ..................................   $ 17,637,502   $ 18,950,001

Long-Term Capital Gains ..........................        140,077             --

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward .......................   $  (2,290,311)
Undistributed Ordinary Income ...................       8,385,241
Net Unrealized Depreciation .....................     (40,671,835)

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. At October 31, 2007, the Fund had an available realized capital loss of $2,290,311 to offset future net capital gains through the fiscal year ended 2015.

In June 2006, Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of October 31, 2007, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Also, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the Fund's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. SFAS 159 is effective for fiscal years beginning after November 15, 2007.

At this time, management is evaluating the implications of SFAS 157 and SFAS 159 and their impact on the Fund's financial statements, if any, has not been determined.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus accrued liabilities other than the principal amount of any borrowings).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2007

Valhalla, a boutique asset management firm focused on managing high-yield portfolios with an emphasis on structured finance securities, serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.40% of Managed Assets that is paid monthly by First Trust from its investment advisory fee. First Trust Portfolios L.P., an affiliate of the Advisor, owns a minority interest in Valhalla.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, Thomas R. Kadlec is paid $10,000 annually to serve as the Lead Independent Trustee and Niel B. Nielson is paid $5,000 annually to serve as the chairman of the Audit Committee, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Independent Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Prior to January 1, 2007, the trusts paid each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates an annual retainer of $10,000, which included compensation for all board and committee meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $2,500 to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the year ended October 31, 2007, aggregated amounts were $110,344,718 and $39,155,576, respectively.

As of October 31, 2007, the aggregate gross unrealized appreciation for all securities in which there as an excess of value over tax cost was $8,219,928 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $48,891,763.

                                5. COMMON SHARES

As of October 31, 2007, 8,983,394 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                                                   YEAR ENDED             YEAR ENDED
                                                                OCTOBER 31, 2007       OCTOBER 31, 2006
                                                              --------------------   --------------------
                                                              SHARES      AMOUNT     SHARES      AMOUNT
                                                              ------   -----------   ------   -----------
Common Shares issued as reinvestment of dividends under the
   Dividend Reinvestment Plan .............................   82,445   $ 1,571,269   95,713   $ 1,841,052
                                                              ------   -----------   ------   -----------
                                                              82,445   $ 1,571,269   95,713   $ 1,841,052
                                                              ======   ===========   ======   ===========

                   6. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share (the "Preferred Shares"), in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of October 31, 2007, no Preferred Shares had been issued.

                           7. REVOLVING LOAN AGREEMENT

On December 4, 2006, the Fund entered into a Revolving Credit and Security Agreement with Liberty Street Funding, as conduit lender, and The Bank of Nova Scotia, as secondary lender, which provides for a revolving credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). In addition, the Fund has agreed to pay facility commitment fees on the unutilized line of credit, which are included in "Interest and fees on outstanding loan" on the Statement of Operations. The total commitment under the Revolving Credit and Security Agreement is $87,000,000. For the year ended October 31, 2007, the average amount outstanding was

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2007

$60,043,373. The high and low annual interest rates during the year ended October 31, 2007 were 6.00% and 5.34%, respectively, and the weighted average interest rate was 5.45%. Total interest and fees incurred during the year ended October 31, 2007 were $3,332,265. The interest rate at October 31, 2007 was 5.65%. The revolving credit facility has been extended until November 12, 2008.

                             8. RISK CONSIDERATIONS

INVESTMENT RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

RESIDENTIAL MORTGAGE-BACKED SECURITIES CONCENTRATION RISK: The Fund will invest at least 25% of its total assets in residential mortgage-backed securities under normal market conditions. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

                               9. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              10. SUBSEQUENT EVENTS

On October 23, 2007, the Fund declared a dividend of $0.16 per share, which represents a dividend from net investment income to Common Shareholders of record November 5, 2007, payable November 15, 2007.

On November 20, 2007, the Fund declared a dividend of $0.16 per share, which represents a dividend from net investment income to Common Shareholders of record December 5, 2007, payable December 12, 2007.

On December 20, 2007, the Fund declared a dividend of $0.16 per share, which represents a dividend from net investment income to Common Shareholders of record December 31, 2007, payable January 15, 2008.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC HIGH INCOME
FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Strategic High Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic High Income Fund as of October 31, 2007, the results of its operations and cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2A to the Fund's financial statements, the statement of assets and liabilities includes investments with a value of $103,819,173 (56.9% of total investments) as of October 31, 2007, whose values have been determined based on prices supplied by dealers in the absence of readily determinable values. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
December 28, 2007

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2007 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2007 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 10, 2007, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

For the year ended October 31, 2007, the amount of long-term capital gain distributions designated by the Fund was $140,077, which is taxable at a 15% rate gain for federal income tax purposes.

                                BY-LAW AMENDMENT

On December 10, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund that may have the effect of delaying or preventing a change of control of the Fund including the implementation of a staggered Board of Trustees. The changes were not required to be, and were not, approved by the Fund's shareholders. To receive a copy of the amended By-Laws, investors may call the Fund at (800) 7988-5891.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund was held on April 16, 2007. The Annual Meeting for the Fund was adjourned until May 29, 2007. At the Annual Meeting, Trustee Keith was elected for a one-year term; Trustees Erickson and Kadlec were elected for two-year terms; and Trustees Bowen and Nielson were elected for three-year terms. The number of votes cast in favor of James A. Bowen was 6,113,646, the number of votes withheld was 199,288 and the number of abstentions was 2,622,922. The number of votes cast in favor of Niel B. Nielson was 6,112,846, the number of votes withheld was 200,088 and the number of abstentions was 2,622,922. The number of votes cast in favor of Richard E. Erickson was 6,113,946, the number of votes withheld was 198,988 and the number of abstentions was 2,622,922. The number of votes cast in favor of Thomas R. Kadlec was 6,116,946, the number of votes withheld was 195,988 and the number of abstentions was 2,622,922. The number of votes cast in favor of Robert F. Keith was 6,115,902, the number of votes withheld was 197,032 and the number of abstentions was 2,622,922.

Also at the Annual Meeting of Shareholders of the Fund, the Shareholders approved a change in the Fund's industry concentration policy to provide that the Fund will invest at least 25% of its total assets in residential mortgage-backed securities under normal market conditions. The number of votes cast in favor of the change in industry concentration policy was 4,036,029, the number of votes cast against was 237,628, the number of abstentions was 194,149, and the number of broker non-votes was 1,504,188.

As a result of this change in industry concentration policy, please see the additional concentration of risk disclosure in footnote 8 in the Notes to Financial Statements.

                         CHANGES IN INVESTMENT POLICIES

The Fund may invest up to 50% of its Managed Assets in foreign securities, provided, however, that the total of 30% of the percentage of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers does not exceed 15% of the Fund's Managed Assets. This policy became effective on or about March 1, 2007.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2007 (UNAUDITED)

The Fund is currently permitted to invest up to 15% of its Managed Assets in securities below "CCC" (or comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Fund's Sub-Advisor. At the October 24, 2006 meeting, the Board of Trustees amended that policy to allow up to 20% of the Fund's Managed Assets to be invested in such securities. This policy became effective on or about March 1, 2007.

The changes in the policies described above were not required to be, and were not, approved by the shareholders of the Fund. These new policies may be changed by the Board of Trustees without shareholder approval.

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2007 (UNAUDITED)

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN           OTHER
       NAME, ADDRESS,                                                                THE FIRST TRUST     TRUSTEESHIPS OR
      DATE OF BIRTH AND         TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS        FUND COMPLEX        DIRECTORSHIPS
   POSITION WITH THE FUND        LENGTH OF SERVICE        DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee    o   Two Year Term     Physician; President,                 58                 None
c/o First Trust Advisors L.P.   o   Since Fund        Wheaton Orthopedics;
1001 Warrenville Road,              Inception         Co-owner and Co-Director
  Suite 300                                           (January 1996 to May
Lisle, IL 60532                                       2007), Sports Med Center
D.O.B. 04/51                                          for Fitness; Limited
                                                      Partner, Gundersen Real
                                                      Estate Partnership;
                                                      Limited Partner, Sportsmed
                                                      LLC

Thomas R. Kadlec, Trustee       o   Two Year Term     Senior Vice President (May            58                 None
c/o First Trust Advisors L.P.   o   Since Fund        2007 to Present), Vice
1001 Warrenville Road,              Inception         President and Chief
  Suite 300                                           Financial Officer (1990 to
Lisle, IL 60532                                       May 2007), ADM Investor
D.O.B. 11/57                                          Services, Inc. (Futures
                                                      Commission Merchant); Vice
                                                      President (May 2005 to
                                                      Present), ADM Derivatives,
                                                      Inc.; Registered
                                                      Representative (2000 to
                                                      Present), Segerdahl &
                                                      Company, Inc., a FINRA
                                                      member (Broker-Dealer)

Robert F. Keith, Trustee        o   One Year Term     President (2003 to                    58                 None
c/o First Trust Advisors L.P.   o   Since June 2006   Present), Hibs Enterprises
1001 Warrenville Road,                                (Financial and Management
  Suite 300                                           Consulting); President
Lisle, IL 60532                                       (2001 to 2003), Aramark
D.O.B. 11/56                                          Service Master Management;
                                                      President and Chief
                                                      Operating Officer (1998 to
                                                      2003), Service Master
                                                      Management Services

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2007 (UNAUDITED)

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN              OTHER
       NAME, ADDRESS,                                                                THE FIRST TRUST        TRUSTEESHIPS OR
      DATE OF BIRTH AND         TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS        FUND COMPLEX           DIRECTORSHIPS
   POSITION WITH THE FUND        LENGTH OF SERVICE        DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------

Niel B. Nielson, Trustee        o   Three Year Term   President (June 2002 to               58           Director of Covenant
c/o First Trust Advisors L.P.   o   Since Fund        Present), Covenant                                 Transport Inc.
1001 Warrenville Road,              Inception         College
  Suite 300
Lisle, IL 60532
D.O.B. 03/54

-----------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

James A. Bowen 1, Trustee,      o   Three Year        President, First Trust                58           Trustee of Wheaton
President, Chairman of the          Trustee Term      Advisors L.P. and First                            College
Board and CEO                       and Indefinite    Trust Portfolios L.P.;
1001 Warrenville Road,              Officer Term      Chairman of the Board of
  Suite 300                     o   Since Fund        Directors, BondWave LLC
Lisle, IL 60532                     Inception         (Software Development
D.O.B. 09/55                                          Company/Broker-Dealer)
                                                      and Stonebridge Advisors
                                                      LLC (Investment Advisor)

    NAME, ADDRESS,           POSITION AND OFFICES          TERM OF OFFICE AND                 PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND                 LENGTH OF SERVICE                  DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
                                               OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley            Treasurer, Controller,       o   Indefinite Term          Chief Financial Officer, First Trust
1001 Warrenville Road,     Chief Financial Officer      o   Since Fund               Advisors L.P. and First Trust
  Suite 300                and Chief Accounting             Inception                Portfolios L.P.; Chief Financial
Lisle, IL 60532            Officer                                                   Officer, BondWave LLC (Software
D.O.B. 11/57                                                                         Development Company/Broker-Dealer) and
                                                                                     Stonebridge Advisors LLC (Investment
                                                                                     Advisor)

---------------
1 Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2007 (UNAUDITED)

    NAME, ADDRESS,           POSITION AND OFFICES          TERM OF OFFICE AND                 PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND                 LENGTH OF SERVICE                  DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
                                         OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

Kelley Christensen         Vice President               o   Indefinite Term          Assistant Vice President, First Trust
1001 Warrenville Road,                                  o   Since December 2006      Advisors L.P. and First Trust
  Suite 300                                                                          Portfolios L.P.
Lisle, IL 60532
D.O.B. 09/70

James M. Dykas             Assistant Treasurer          o   Indefinite Term          Senior Vice President (April 2007 to
1001 Warrenville Road,                                  o   Since December 2005      Present), Vice President (January 2005
  Suite 300                                                                          to April 2007), First Trust Advisors
Lisle, IL 60532                                                                      L.P. and First Trust Portfolios L.P.;
D.O.B. 01/66                                                                         Executive Director (December 2002 to
                                                                                     January 2005), Vice President
                                                                                     (December 2000 to December 2002), Van
                                                                                     Kampen Asset Management and Morgan
                                                                                     Stanley Investment Management

Christopher Fallow         Assistant Vice President     o   Indefinite Term          Assistant Vice President (August 2006
1001 Warrenville Road,                                  o   Since December 2006      to Present), Associate (January 2005
  Suite 300                                                                          to August 2006), First Trust Advisors
Lisle, IL 60532                                                                      L.P. and First Trust Portfolios L.P.;
D.O.B. 04/79                                                                         Municipal Bond Trader (July 2001 to
                                                                                     January 2005), BondWave LLC (Software
                                                                                     Development Company/Broker-Dealer)

W. Scott Jardine           Secretary and Chief          o   Indefinite Term          General Counsel, First Trust Advisors
1001 Warrenville Road,     Compliance Officer           o   Since Fund Inception     L.P. and First Trust Portfolios L.P.;
  Suite 300                                                                          Secretary, BondWave LLC (Software
Lisle, IL 60532                                                                      Development Company/Broker-Dealer)
D.O.B. 05/60                                                                         and Stonebridge Advisors LLC
                                                                                     (Investment Advisor)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2007 (UNAUDITED)

    NAME, ADDRESS,           POSITION AND OFFICES          TERM OF OFFICE AND                 PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND                 LENGTH OF SERVICE                  DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
                                         OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------

Daniel J. Lindquist        Vice President               o   Indefinite Term          Senior Vice President (September 2005
1001 Warrenville Road,                                  o   Since December 2005      to Present), Vice President (April
  Suite 300                                                                          2004 to September 2005), First Trust
Lisle, IL 60532                                                                      Advisors L.P. and First Trust
D.O.B. 02/70                                                                         Portfolios L.P.; Chief Operating
                                                                                     Officer (January 2004 to April 2004),
                                                                                     Mina Capital Management, LLC; Chief
                                                                                     Operating Officer (April 2000 to
                                                                                     January 2004), Samaritan Asset
                                                                                     Management Services, Inc.

Kristi A. Maher            Assistant Secretary          o   Indefinite Term          Deputy General Counsel (May 2007 to
1001 Warrenville Road,                                  o   Since Fund Inception     Present), Assistant General Counsel
  Suite 300                                                                          (March 2004 to May 2007), First Trust
Lisle, IL 60532                                                                      Advisors L.P. and First Trust
D.O.B. 12/66                                                                         Portfolios L.P.; Associate (December
                                                                                     1995 to March 2004), Chapman and
                                                                                     Cutler LLP

                      This Page Left Blank Intentionally.

INVESTMENT ADVISOR

First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTANT

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

         (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


         (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


         (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $40,000 for the fiscal year ended October 31, 2006 and $25,000 for the fiscal year ended October 31, 2007.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2006 and $2,400 for the fiscal year ended October 31, 2007. These fees were for additional audit work.

                  AUDIT-RELATED FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2006 and $2,400 for the fiscal year ended October 31, 2007. These fees were for additional audit work.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 for the fiscal year ending October 31, 2006 and $4,125 for the fiscal year ended October 31, 2007. These fees were for tax return preparation.

                  TAX FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2006 and $0 for the fiscal year ended October 31, 2007.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $4,201.90 for the fiscal year ended October 31, 2006 and $791.97 for the fiscal year ended October 31, 2007. These fees were for compliance consulting services.

                  ALL OTHER FEES (INVESTMENT ADVISER) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $107,729.50 for the fiscal year ended October 31, 2006 and $16,769 for the fiscal year ended October 31, 2007. These fees were for compliance consulting and AIMR-PPS verification services.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

         (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
                  (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2006, were $8,201.90 for the Registrant and
                  $138,904.50 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2007 were $4,916.97 the Registrant and $23,769 for the Registrant's investment adviser.

         (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel
                  B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

         First Trust Advisors L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "Funds"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

         1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

         2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

         3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

         4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

         5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

         6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

         7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

                                              ISS 2007 US Proxy Voting Guideline
                                                                         Summary

                                                           [ISS LOGO]
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Copyright (C) 2006 by Institutional Shareholder Services.

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Rockville, MD 20850 ISS is a trademark used herein under license.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         1

                    ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2007
                            UPDATED DECEMBER 15, 2006


The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.



1. OPERATIONAL ITEMS..............................................................................................6
      Adjourn Meeting............................................................................................ 6
      Amend Quorum Requirements...................................................................................6
      Amend Minor Bylaws .........................................................................................6
      Auditor Indemnification and Limitation of Liability........................................................ 6
      Auditor Ratification....................................................................................... 6
      Change Company Name ....................................................................................... 7
      Change Date, Time, or Location of Annual Meeting........................................................... 7
      Transact Other Business ................................................................................... 7

2. BOARD OF DIRECTORS............................................................................................ 8
      Voting on Director Nominees in Uncontested Elections ...................................................... 8
      2007 Classification of Directors ......................................................................... 10
      Age Limits ............................................................................................... 11
      Board Size ............................................................................................... 11
      Classification/Declassification of the Board.............................................................. 11
      Cumulative Voting......................................................................................... 11
      Director and Officer Indemnification and Liability Protection............................................. 12
      Establish/Amend Nominee Qualifications.................................................................... 12
      Filling Vacancies/Removal of Directors ................................................................... 12
      Independent Chair (Separate Chair/CEO..................................................................... 13
      Majority of Independent Directors/Establishment of Committees............................................. 13
      Majority Vote Shareholder Proposals ...................................................................... 13
      Office of the Board....................................................................................... 14
      Open Access............................................................................................... 14
      Performance Test for Directors............................................................................ 14
      Stock Ownership Requirements ............................................................................. 15
      Term Limits .............................................................................................. 15

3. PROXY CONTESTS .............................................................................................. 16
      Voting for Director Nominees in Contested Elections....................................................... 16
      Reimbursing Proxy Solicitation Expenses .................................................................. 16
      Confidential Voting....................................................................................... 16

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.............................................................. 17
      Advance Notice Requirements for Shareholder Proposals/Nominations ........................................ 17
      Amend Bylaws without Shareholder Consent ................................................................. 17
      Poison Pills ............................................................................................. 17
      Shareholder Ability to Act by Written Consent............................................................. 17
      Shareholder Ability to Call Special Meetings.............................................................. 17
      Supermajority Vote Requirements........................................................................... 17

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


5. MERGERS AND CORPORATE RESTRUCTURINGS ........................................................................ 18
      Overall Approach.......................................................................................... 18
      Appraisal Rights.......................................................................................... 18
      Asset Purchases .......................................................................................... 18
      Asset Sales .............................................................................................. 19
      Bundled Proposals......................................................................................... 19
      Conversion of Securities.................................................................................. 19
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse
      Leveraged Buyouts/Wrap Plans ............................................................................. 19
      Formation of Holding Company ............................................................................. 19
      Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark................................... 20
      Joint Ventures ........................................................................................... 20
      Liquidations.............................................................................................. 20
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition.......................... 20
      Private Placements/Warrants/Convertible Debentures ....................................................... 20
      Spinoffs ................................................................................................. 21
      Value Maximization Proposals.............................................................................. 21

6. STATE OF INCORPORATION ...................................................................................... 22
      Control Share Acquisition Provisions...................................................................... 22
      Control Share Cash-out Provisions ........................................................................ 22
      Disgorgement Provisions................................................................................... 22
      Fair Price Provisions..................................................................................... 22
      Freeze-out Provisions......................................................................................22
      Greenmail ................................................................................................ 22
      Reincorporation Proposals................................................................................. 23
      Stakeholder Provisions ................................................................................... 23
      State Antitakeover Statutes .............................................................................. 23

7. CAPITAL STRUCTURE............................................................................................ 24
      Adjustments to Par Value of Common Stock.................................................................. 24
      Common Stock Authorization ............................................................................... 24
      Dual-Class Stock ......................................................................................... 24
      Issue Stock for Use with Rights Plan...................................................................... 24
      Preemptive Rights......................................................................................... 24
      Preferred Stock .......................................................................................... 24
      Recapitalization.......................................................................................... 25
      Reverse Stock Splits...................................................................................... 25
      Share Repurchase Programs ................................................................................ 25
      Stock Distributions: Splits and Dividends ................................................................ 25
      Tracking Stock ........................................................................................... 25

8. EXECUTIVE AND DIRECTOR COMPENSATION ......................................................................... 26
    Equity Compensation Plans ...................................................................................26
      Cost of Equity Plans...................................................................................... 26
      Repricing Provisions ..................................................................................... 26
      Pay-for Performance Disconnect............................................................................ 26
      Three-Year Burn Rate/Burn Rate Commitment................................................................. 28
      Poor Pay Practices ....................................................................................... 29
    Specific Treatment of Certain Award Types in Equity Plan Evaluations.........................................30
      Dividend Equivalent Rights................................................................................ 30
      Liberal Share Recycling Provisions ....................................................................... 30
    Other Compensation Proposals and Policies ...................................................................30

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

      401(k) Employee Benefit Plans ............................................................................ 30
      Director Compensation .................................................................................... 30
      Director Retirement Plans................................................................................. 31
      Employee Stock Ownership Plans (ESOPs) ................................................................... 31
      Employee Stock Purchase Plans-- Qualified Plans........................................................... 31
      Employee Stock Purchase Plans-- Non-Qualified Plans....................................................... 31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related ...................................... 32
      Compensation Proposals.................................................................................... 32
      Options Backdating........................................................................................ 32
      Option Exchange Programs/Repricing Options................................................................ 32
      Stock Plans in Lieu of Cash............................................................................... 33
      Transfer Programs of Stock Options ....................................................................... 33
    Shareholder Proposals on Compensation ...................................................................... 33
      Advisory Vote on Executive Compensation (Say-on-Pay) ..................................................... 33
      Compensation Consultants- Disclosure of Board or Company's Utilization.................................... 33
      Disclosure/Setting Levels or Types of Compensation for Executives and Directors........................... 34
      Option Repricing ......................................................................................... 34
      Pay for Superior Performance ............................................................................. 34
      Pension Plan Income Accounting ........................................................................... 34
      Performance-Based Awards.................................................................................. 35
      Severance Agreements for Executives/Golden Parachutes..................................................... 35
      Supplemental Executive Retirement Plans (SERPs) .......................................................... 35

9. CORPORATE RESPONSIBILITY..................................................................................... 36
    Consumer Issues and Public Safety .......................................................................... 36
      Animal Rights............................................................................................. 36
      Drug Pricing ............................................................................................. 36
      Drug Reimportation........................................................................................ 36
      Genetically Modified Foods ............................................................................... 36
      Handguns.................................................................................................. 37
      HIV/AIDS.................................................................................................. 37
      Predatory Lending......................................................................................... 37
      Tobacco .................................................................................................. 38
      Toxic Chemicals........................................................................................... 38
    Environment and Energy...................................................................................... 38
      Arctic National Wildlife Refuge .......................................................................... 38
      CERES Principles.......................................................................................... 39
      Climate Change ........................................................................................... 39
      Concentrated Area Feeding Operations (CAFOs............................................................... 39
      Environmental-Economic Risk Report........................................................................ 39
      Environmental Reports .................................................................................... 39
      Global Warming ........................................................................................... 40
      Kyoto Protocol Compliance................................................................................. 40
      Land Use.................................................................................................. 40
      Nuclear Safety ........................................................................................... 40
      Operations in Protected Areas............................................................................. 40
      Recycling................................................................................................. 40
      Renewable Energy...........................................................................................41
      Sustainability Report..................................................................................... 41
    General Corporate Issues ................................................................................... 41
      Charitable/Political Contributions........................................................................ 41
      Disclosure of Lobbying Expenditures/Initiatives .......................................................... 42


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



      Link Executive Compensation to Social Performance......................................................... 42
      Outsourcing/Offshoring.................................................................................... 42
    Labor Standards and Human Rights............................................................................ 42
      China Principles ......................................................................................... 42
      Country-specific Human Rights Reports..................................................................... 42
      International Codes of Conduct/Vendor Standards .......................................................... 42
      MacBride Principles ...................................................................................... 43
    Military Business .......................................................................................... 43
      Foreign Military Sales/Offsets............................................................................ 43
      Landmines and Cluster Bombs............................................................................... 43
      Nuclear Weapons ...........................................................................................44
      Operations in Nations Sponsoring Terrorism (e.g., Iran)................................................... 44
      Spaced-Based Weaponization ............................................................................... 44

    Workplace Diversity......................................................................................... 44
      Board Diversity........................................................................................... 44
      Equal Employment Opportunity (EEO......................................................................... 44
      Glass Ceiling............................................................................................. 45
      Sexual Orientation ....................................................................................... 45


10. Mutual Fund Proxies ........................................................................................ 46
      Election of Directors..................................................................................... 46
      Converting Closed-end Fund to Open-end Fund .............................................................. 46
      Proxy Contests............................................................................................ 46
      Investment Advisory Agreements ........................................................................... 46
      Approving New Classes or Series of Shares................................................................. 46
      Preferred Stock Proposals................................................................................. 46
      1940 Act Policies ........................................................................................ 46
      Changing a Fundamental Restriction to a Nonfundamental Restriction........................................ 47
      Change Fundamental Investment Objective to Nonfundamental................................................. 47
      Name Change Proposals..................................................................................... 47
      Change in Fund's Subclassification........................................................................ 47
      Disposition of Assets/Termination/Liquidation............................................................. 47
      Changes to the Charter Document .......................................................................... 47
      Changing the Domicile of a Fund .......................................................................... 48
      Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval.......................48
      Distribution Agreements................................................................................... 48
      Master-Feeder Structure................................................................................... 48
      Mergers................................................................................................... 48
    Shareholder Proposals for Mutual Funds...................................................................... 48
      Establish Director Ownership Requirement.................................................................. 48
      Reimburse Shareholder for Expenses Incurred............................................................... 48
      Terminate the Investment Advisor ......................................................................... 48


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         5

1. OPERATIONAL ITEMS
ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

         The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

         Motivation and rationale for establishing the agreements;

         Quality of disclosure; and

         Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.


AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

         An auditor has a financial interest in or association with the company, and is therefore not independent,

         There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

         Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         6

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

         The tenure of the audit firm;

         The length of rotation specified in the proposal;

         Any significant audit-related issues at the company;

         The number of Audit Committee meetings held each year;

         The number of financial experts serving on the committee; and

         Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         7

2. BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

         o        Composition of the board and key board committees;
         o        Attendance at board and committee meetings;
         o        Corporate governance provisions and takeover activity;
         o        Disclosures under Section 404 of Sarbanes-Oxley Act;
         o Long-term company performance relative to a market and peer index;
         o        Extent of the director's investment in the company;
         o        Existence of related party transactions;
         o        Whether the chairman is also serving as CEO;
         o        Whether a retired CEO sits on the board;
         o        Number of outside boards at which a director serves;
         o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
         o        Sit on more than six public company boards;
         o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

         o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
         o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
         o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
         o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
         o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
         o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
         o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
         o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".
         o WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
         o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
         o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

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

         o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
         o        The full board is less than majority independent.


WITHHOLD from the members of the Audit Committee if:

         o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
         o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
         o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

         o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
         o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
         o The company fails to submit one-time transfers of stock options to a shareholder vote
         o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
         o The company has backdated options (see "Options Backdating" policy);
         o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         9

--------------------------------------------------------------------------------
2007 CLASSIFICATION OF DIRECTORS
INSIDE DIRECTOR (I)

         o        Employee of the company or one of its affiliates(1);
         o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
         o        Listed as a Section 16 officer(2);
         o        Current interim CEO;
         o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

         o        Board attestation that an outside director is not independent;
         o        Former CEO of the company;
         o        Former CEO of an acquired company within the past five years;
         o        Former interim CEO if the service was longer than 18 months.
                  If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made; (3)
         o Former executive (2) of the company, an affiliate or an acquired firm within the past five years;
         o Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
         o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
         o Relative(4) of a current Section 16 officer of company or its affiliates;
         o Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
         o Relative(4) of former Section 16 officer, of company or its affiliate within the last five years;
         o Currently provides (or a relative(4) provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
         o Employed by (or a relative(4) is employed by) a significant customer or supplier(6);
         o Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)
         o        Any material financial tie or other related party
                  transactional relationship to the company;
         o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
         o Has (or a relative (4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (7)
         o        Founder(8) of the company but not currently an employee;
         o Is (or a relative (4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments (6) from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

         o        No material(9) connection to the company other than a board seat.
--------------------------------------------------------------------------------
FOOTNOTES:
(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(4) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(5) Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(6) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(7) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(8) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(9) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
--------------------------------------------------------------------------------

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets ALL of the following criteria:

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

         o Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;
         o        Annually elected board;
         o        Two-thirds of the board composed of independent directors;
         o        Nominating committee composed solely of independent directors;
         o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
         o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
         o Absence of superior voting rights for one or more classes of stock;
         o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
         o The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and
         o No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

         If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

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FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

          o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

               - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

               - Serves as liaison between the chairman and the independent directors,

               -    Approves information sent to the board,

               -    Approves meeting agendas for the board,

               - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

               - Has the authority to call meetings of the independent directors,

               - If requested by major shareholders, ensures that he is available for consultation and direct communication;

         Two-thirds independent board;

          o    All-independent key committees;

          o    Established governance guidelines;

          o The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

          o    The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).


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MAJORITY TY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.


Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

         o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
         o Effectively disclosed information with respect to this structure to its shareholders;
         o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
         o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

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The table below summarizes the new framework: Adopt a two-phased approach. In
2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive CAUTIONARY LANGUAGE, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.


---------------------------------------------------------------------------------------------------
Metrics                     Basis of                   Weighting              2nd
                            Evaluation                                        Weighting
---------------------------------------------------------------------------------------------------
OPERATIONAL                                                                   50%
PERFORMANCE
---------------------------------------------------------------------------------------------------
5-year Average              Management                 33.3%
pre-tax                     efficiency in
operating ROIC              deploying
                            assets
---------------------------------------------------------------------------------------------------
5-year Sales                Top-Line                   33.3%
Growth
---------------------------------------------------------------------------------------------------
5-year EBITDA               Core-earnings              33.3%
Growth
---------------------------------------------------------------------------------------------------
Sub Total                                              100%


STOCK                                                                50%
PERFORMANCE
---------------------------------------------------------------------------------------------------
5-year TSR                  Market
---------------------------------------------------------------------------------------------------
Total                                                                100%
---------------------------------------------------------------------------------------------------

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

         Long-term financial performance of the target company relative to its industry;

         Management's track record;

         Background to the proxy contest;

         Qualifications of director nominees (both slates);

         Strategic plan of dissident slate and quality of critique against management;

         Likelihood that the proposed goals and objectives can be achieved (both slates);

         Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.


POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         o        Shareholders have approved the adoption of the plan; or
         o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

         o        No lower than a 20% trigger, flip-in or flip-over;
         o        A term of no more than three years;
         o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

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

5. MERGERS AND CORPORATE RESTRUCTURINGS OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

         o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

         o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

         o        STRATEGIC RATIONALE - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

         o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

         o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

         o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
         o        Purchase price;
         o        Fairness opinion;
         o        Financial and strategic benefits;
         o        How the deal was negotiated;
         o        Conflicts of interest;
         o        Other alternatives for the business;
         o        Non-completion risk.

ASSET SALES

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Vote CASE-BY-CASE on asset sales, considering the following factors:

         o        Impact on the balance sheet/working capital;
         o        Potential elimination of diseconomies;
         o        Anticipated financial and operating benefits;
         o        Anticipated use of funds;
         o        Value received for the asset;
         o        Fairness opinion;
         o        How the deal was negotiated;
         o        Conflicts of interest.

BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

         o        Dilution to existing shareholders' position;
         o        Terms of the offer;
         o        Financial issues;
         o        Management's efforts to pursue other alternatives;
         o        Control issues;
         o        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

         o        The reasons for the change;
         o        Any financial or tax benefits;
         o        Regulatory benefits;
         o        Increases in capital structure;
         o Changes to the articles of incorporation or bylaws of the company.

     Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

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         o        Adverse changes in shareholder rights.


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GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

         o        Offer price/premium;
         o        Fairness opinion;
         o        How the deal was negotiated;
         o        Conflicts of interest;
         o        Other alternatives/offers considered; and
         o        Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

         o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
         o        Cash-out value;
         o Whether the interests of continuing and cashed-out shareholders are balanced; and
         o        The market reaction to public announcement of transaction.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
         o        Percentage of assets/business contributed;
         o        Percentage ownership;
         o        Financial and strategic benefits;
         o        Governance structure;
         o        Conflicts of interest;
         o        Other alternatives;
         o        Noncompletion risk.

LIQUIDATIONS
Vote CASE-BY-CASE on liquidations, taking into account the following:
         o        Management's efforts to pursue other alternatives;
         o        Appraisal value of assets; and
         o        The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

         o        Dilution to existing shareholders' position;
         o        Terms of the offer;
         o        Financial issues;
         o        Management's efforts to pursue other alternatives;
         o        Control issues;
         o        Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.


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SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:
         o        Tax and regulatory advantages;
         o        Planned use of the sale proceeds;
         o        Valuation of spinoff;
         o        Fairness opinion;
         o        Benefits to the parent company;
         o        Conflicts of interest;
         o        Managerial incentives;
         o        Corporate governance changes;
         o        Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

         o        Prolonged poor performance with no turnaround in sight;
         o        Signs of entrenched board and management;
         o        Strategic plan in place for improving value;
         o Likelihood of receiving reasonable value in a sale or dissolution; and
         o Whether company is actively exploring its strategic options, including retaining a financial advisor.


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6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's


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
ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

         The reasons for reincorporating;

         A comparison of the governance provisions;

         Comparative economic benefits;and

         A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.


STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


7. CAPITAL STRUCTURE

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ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

         o        Rationale;
         o Good performance with respect to peers and index on a five-year total shareholder return basis;
         o        Absence of non-shareholder approved poison pill;
         o        Reasonable equity compensation burn rate;
         o        No non-shareholder approved pay plans; and
         o        Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders;
         o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

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Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

         o        More simplified capital structure;
         o        Enhanced liquidity;
         o        Fairness of conversion terms;
         o        Impact on voting power and dividends;
         o        Reasons for the reclassification;
         o        Conflicts of interest; and
         o        Other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

         o        Adverse governance changes;
         o        Excessive increases in authorized capital stock;
         o        Unfair method of distribution;
         o        Diminution of voting rights;
         o        Adverse conversion features;
         o        Negative impact on stock option plans; and
         o        Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

         o        The total cost of the company's equity plans is unreasonable;
         o The plan expressly permits the repricing of stock options without prior shareholder approval;
         o There is a disconnect between CEO pay and the company's performance;
         o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
         o        The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT
Generally vote AGAINST plans in which:

         o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
         o the main source of the pay increase (over half) is equity-based, and
         o        the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are

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based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

         o The compensation committee has reviewed all components of the CEO's compensation, including the following:

                    -    Base salary, bonus, long-term incentives;

                    - Accumulative realized and unrealized stock option and restricted stock gains;

                    - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

                    - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

                    - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

         o A tally sheet with all the above components should be disclosed for the following termination scenarios:

                    -    Payment if termination occurs within 12 months: $_____;

                    - Payment if "not for cause" termination occurs within 12 months: $_____;

                    - Payment if "change of control" termination occurs within 12 months: $_____.

         o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

         o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

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     o   The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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

                              2007 BURN RATE TABLE

------------------------------------------------------------------------------------------------------------------
           RUSSELL 3000                              NON-RUSSELL 3000
------------------------------------------------------------------------------------------------------------------
                                                                        STANDARD              MEAN +
  GICS              DESCRIPTION                      MEAN               DEVIATION             STDEV
------------------------------------------------------------------------------------------------------------------
  1010              Energy                            1.37%                0.92%                2.29%
------------------------------------------------------------------------------------------------------------------
  1510              Materials                         1.23%                0.62%                1.85%
------------------------------------------------------------------------------------------------------------------
  2010              Capital Goods                     1.60%                0.98%                2.57%
------------------------------------------------------------------------------------------------------------------
  2020              Commercial Services &             2.39%                1.42%                3.81%
                    Supplies
------------------------------------------------------------------------------------------------------------------
  2030              Transportation                    1.30%                1.01%                2.31%
------------------------------------------------------------------------------------------------------------------
                    Automobiles &
  2510              Components                        1.93%                0.98%                2.90%
------------------------------------------------------------------------------------------------------------------
  2520              Consumer Durables &               1.97%                1.12%                3.09%
                    Apparel
------------------------------------------------------------------------------------------------------------------
  2530              Hotels Restaurants &              2.22%                1.19%                3.41%
                    Leisure
------------------------------------------------------------------------------------------------------------------
  2540              Media                             1.78%                0.92%                2.70%
------------------------------------------------------------------------------------------------------------------
  2550              Retailing                         1.95%                1.10%                3.05%
------------------------------------------------------------------------------------------------------------------
  3010,             Food & Staples                    1.66%                1.25%                2.91%
  3020,
  3030              Retailing
------------------------------------------------------------------------------------------------------------------
  3510              Health Care Equipment             2.87%                1.32%                4.19%
                    & Services
------------------------------------------------------------------------------------------------------------------
  3520              Pharmaceuticals &                 3.12%                1.38%                4.50%
                    Biotechnology
------------------------------------------------------------------------------------------------------------------
  4010              Banks                             1.31%                0.89%                2.20%
------------------------------------------------------------------------------------------------------------------
                    Diversified
  4020              Financials                        2.13%                1.64%                3.76%
------------------------------------------------------------------------------------------------------------------
  4030              Insurance                         1.34%                0.88%                2.22%
------------------------------------------------------------------------------------------------------------------
  4040              Real Estate                       1.21%                1.02%                2.23%
------------------------------------------------------------------------------------------------------------------
  4510              Software & Services               3.77%                2.05%                5.82%
------------------------------------------------------------------------------------------------------------------
  4520              Technology Hardware &             3.05%                1.65%                4.70%
                    Equipment
------------------------------------------------------------------------------------------------------------------
  4530              Semiconductors &                  3.76%                1.64%                5.40%
                    Semiconductor Equip.
------------------------------------------------------------------------------------------------------------------
  5010              Telecommunication                 1.71%                0.99%                2.70%
                    Services
------------------------------------------------------------------------------------------------------------------
  5510              Utilities                         0.84%                0.51%                1.35%
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                     STANDARD              MEAN +
  MEAN               DEVIATION             STDEV
---------------------------------------------------------------
  1.76%                 2.01%                3.77%
---------------------------------------------------------------
  2.21%                 2.15%                4.36%
---------------------------------------------------------------
  2.34%                 1.98%                4.32%
---------------------------------------------------------------

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

---------------------------------------------------------------
  2.25%                 1.93%                4.18%
---------------------------------------------------------------
  1.92%                 1.95%                3.86%
---------------------------------------------------------------
  2.37%                 2.32%                4.69%
---------------------------------------------------------------
  2.02%                 1.68%                3.70%
---------------------------------------------------------------
  2.29%                 1.88%                4.17%
---------------------------------------------------------------
  3.26%                 2.36%                5.62%
---------------------------------------------------------------
  2.92%                 2.21%                5.14%
---------------------------------------------------------------
  1.90%                 2.00%                3.90%
---------------------------------------------------------------
  3.51%                 2.31%                5.81%
---------------------------------------------------------------
  3.96%                 2.89%                6.85%
---------------------------------------------------------------
  1.15%                 1.10%                2.25%
---------------------------------------------------------------
  4.84%                 5.03%                9.87%
---------------------------------------------------------------
  1.60%                 1.96%                3.56%
---------------------------------------------------------------
  1.21%                 1.02%                2.23%
---------------------------------------------------------------
  5.33%                 3.13%                8.46%
---------------------------------------------------------------
  3.58%                 2.34%                5.92%
---------------------------------------------------------------
  4.48%                 2.46%                6.94%
---------------------------------------------------------------
  2.98%                 2.94%                5.92%
---------------------------------------------------------------
  0.84%                 0.51%                1.35%
---------------------------------------------------------------

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:


--------------------------------------------------------------------------------------------------------------------------
CHARACTERISTICS                    ANNUAL STOCK PRICE            PREMIUM
                                   VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
High annual volatility             53% and higher                1 full-value award will count as 1.5 option
                                                                 shares
--------------------------------------------------------------------------------------------------------------------------
Moderate annual                    25% - 52%                     1 full-value award will count as 2.0 option
volatility                                                       shares
--------------------------------------------------------------------------------------------------------------------------
Low annual volatility              Less than 25%                 1 full-value award will count as 4.0 option
                                                                 shares
--------------------------------------------------------------------------------------------------------------------------

POOR PAY PRACTICES
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

         Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

         Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

         Huge bonus payouts without justifiable performance linkage or proper disclosure;

         Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

         Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

         New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

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         Excessive severance provisions (e.g., including excessive change in control payments);

         Change in control payouts without loss of job or substantial diminution of job duties;

         Internal pay disparity;

         Options backdating (covered in a separate policy); and

         Other excessive compensation payouts or poor pay practices at the company.

================================================================================
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SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

         Director stock ownership guidelines with a minimum of three times the annual cash retainer.

          o    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

          o    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         No retirement/benefits and perquisites provided to non-employee directors; and
         Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

================================================================================
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

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

         Purchase price is at least 85 percent of fair market value;

         Offering period is 27 months or less; and

         The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

         Purchase price is less than 85 percent of fair market value; or

         Offering period is greater than 27 months; or

         The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

         Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

         Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

         Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

         No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

================================================================================
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INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION
PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of

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

Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

         Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

         Length of time of options backdating;

         Size of restatement due to options backdating;

         Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

         Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

         Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

         Rationale for the re-pricing--was the stock price decline beyond management's control?

         Is this a value-for-value exchange?

         Are surrendered stock options added back to the plan reserve?

         Option vesting--does the new option vest immediately or is there a black-out period?

         Term of the option--the term should remain the same as that of the replaced option;

         Exercise price--should be set at fair market or a premium to market;

         Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

================================================================================
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Vote FOR shareholder proposals to put option repricings to a shareholder vote.

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

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

         Executive officers and non-employee directors are excluded from participating;

         Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

         There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION


ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.


COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

================================================================================
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DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        35
account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION REPRICING
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

         the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

         the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

         the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:

         What aspects of the company's annual and long -term equity incentive programs are performance driven?

         If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

         Can shareholders assess the correlation between pay and performance based on the current disclosure?

         What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
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PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

         First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

         Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

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In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

         The triggering mechanism should be beyond the control of management;

         The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

         Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

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9. CORPORATE RESPONSIBILITY CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

         The company is conducting animal testing programs that are unnecessary or not required by regulation;

         The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

         The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         The company has already published a set of animal welfare standards and monitors compliance;

         The company's standards are comparable to or better than those of peer firms; and

         There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

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Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

         The existing level of disclosure on pricing policies;

         Deviation from established industry pricing norms;

         The company's existing initiatives to provide its products to needy consumers;

         Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

         The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

         Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

         Any voluntary labeling initiatives undertaken or considered by the company.

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Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

         The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

         The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

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HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

         The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

         The company's existing healthcare policies, including benefits and healthcare access for local workers;

         Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

         Whether the company has adequately disclosed the financial risks of its subprime business;

         Whether the company has been subject to violations of lending laws or serious lending controversies;

         Peer companies' policies to prevent abusive lending practices.

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TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

         Whether the company complies with all local ordinances and regulations;

         The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

         The risk of any health-related liabilities.

Advertising to youth:

         Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

         Whether the company has gone as far as peers in restricting advertising;

         Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

         Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         The percentage of the company's business affected;

         The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

         The percentage of the company's business affected;

         The feasibility of a spin-off;

         Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

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Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

         Current regulations in the markets in which the company operates;

         Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

         The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

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         New legislation is adopted allowing development and drilling in the
         ANWR region;

         The company intends to pursue operations in the ANWR; and

         The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

         The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

         Environmentally conscious practices of peer companies, including endorsement of CERES;

         Costs of membership and implementation.

CLIMATE CHANGE
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

         The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

         The company's level of disclosure is comparable to or better than information provided by industry peers; and

         There are no significant fines, penalties, or litigation associated with the company's environmental performance.

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CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

         The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

         The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

         The feasibility of financially quantifying environmental risk factors;

         The company's compliance with applicable legislation and/or regulations regarding environmental performance;

         The costs associated with implementing improved standards;

         The potential costs associated with remediation resulting from poor environmental performance; and

         The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

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GLOBAL WARMING
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

         The company does not maintain operations in Kyoto signatory markets;

         The company already evaluates and substantially discloses such information; or,

         Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear

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reactor designs and/or the production and interim storage of irradiated fuel rods unless:

         The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

         The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

         The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

         The company does not currently have operations or plans to develop operations in these protected regions; or,

         The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         The nature of the company's business and the percentage affected;

         The extent that peer companies are recycling;

         The timetable prescribed by the proposal;

         The costs and methods of implementation;

         Whether the company has a poor environmental track record, such as violations of federal and state regulations.

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RENEWABLE ENERGY
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

         The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

         The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         The company is in compliance with laws governing corporate political activities; and

         The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

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Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

         Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

         The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES
Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         The relevance of the issue to be linked to pay;

         The degree that social performance is already included in the company's pay structure and disclosed;

         The degree that social performance is used by peer companies in setting pay;

         Violations or complaints filed against the company relating to the particular social performance measure;

         Artificial limits sought by the proposal, such as freezing or capping executive pay

         Independence of the compensation committee;

         Current company pay levels.

OUTSOURCING/OFFSHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

         Risks associated with certain international markets;

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         The utility of such a report to shareholders;

         The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:

         There are serious controversies surrounding the company's China operations; and

         The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         The nature and amount of company business in that country;

         The company's workplace code of conduct;

         Proprietary and confidential information involved;

         Company compliance with U.S. regulations on investing in the country; Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

         Agreements with foreign suppliers to meet certain workplace standards;

         Whether company and vendor facilities are monitored and how;

         Company participation in fair labor organizations;

         Type of business;

         Proportion of business conducted overseas;

         Countries of operation with known human rights abuses;

         Whether the company has been recently involved in significant labor and human rights controversies or violations;

         Peer company standards and practices;

         Union presence in company's international factories.

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Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         The company does not operate in countries with significant human rights violations;

         The company has no recent human rights controversies or violations; or

         The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         Company compliance with or violations of the Fair Employment Act of 1989;

         Company antidiscrimination policies that already exceed the legal requirements;

         The cost and feasibility of adopting all nine principles;

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         The cost of duplicating efforts to follow two sets of standards (Fair
         Employment and the MacBride Principles);

         The potential for charges of reverse discrimination;

         The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

         The level of the company's investment in Northern Ireland;

         The number of company employees in Northern Ireland;

         The degree that industry peers have adopted the MacBride Principles;

         Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         Whether the company has in the past manufactured landmine components;

         Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         What weapons classifications the proponent views as cluster bombs;

         Whether the company currently or in the past has manufactured cluster bombs or their components;

         The percentage of revenue derived from cluster bomb manufacture;

         Whether the company's peers have renounced future production.

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NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

         The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

         Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         The information is already publicly available; or

         The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

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BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:

         The board composition is reasonably inclusive in relation to companies of similar size and business; or

         The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         The degree of board diversity;

         Comparison with peer companies;

         Established process for improving board diversity;

         Existence of independent nominating committee;

         Use of outside search firm;

         History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         The company has well-documented equal opportunity programs;

         The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

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GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         The composition of senior management and the board is fairly inclusive;

         The company has well-documented programs addressing diversity initiatives and leadership development;

         The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

         Past performance as a closed-end fund;

         Market in which the fund invests;

         Measures taken by the board to address the discount; and

         Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS
Vote CASE-BY-CASE on proxy contests, considering the following factors:

         Past performance relative to its peers;

         Market in which fund invests;

         Measures taken by the board to address the issues;

         Past shareholder activism, board activity, and votes on related proposals;

         Strategy of the incumbents versus the dissidents;

         Independence of directors;

         Experience and skills of director candidates;

         Governance profile of the company;

         Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

         Proposed and current fee schedules;

         Fund category/investment objective;

         Performance benchmarks;

         Share price performance as compared with peers;

         Resulting fees relative to peers;

         Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

         Stated specific financing purpose;

         Possible dilution for common shares;

         Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

         Potential competitiveness;

         Regulatory developments;

         Current and potential returns; and

         Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment

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focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

         The fund's target investments;

         The reasons given by the fund for the change; and

         The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS
Vote CASE-BY-CASE on name change proposals, considering the following factors:

         Political/economic changes in the target market;

         Consolidation in the target market; and

         Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

         Potential competitiveness;

         Current and potential returns;

         Risk of concentration;

         Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

         Strategies employed to salvage the company;

         The fund's past performance;

         The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

         The degree of change implied by the proposal;

         The efficiencies that could result;

         The state of incorporation;

         Regulatory standards and implications.

Vote AGAINST any of the following changes:

         Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

         Removal of shareholder approval requirement for amendments to the new declaration of trust;

         Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

         Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

         Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

         Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND
Vote CASE-BY-CASE on re-incorporations, considering the following factors:

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        49

         Regulations of both states;

         Required fundamental policies of both states;

         The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

         Fees charged to comparably sized funds with similar objectives;

         The proposed distributor's reputation and past performance;

         The competitiveness of the fund in the industry;

         The terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors:

         Resulting fee structure;

         Performance of both funds;

         Continuity of management personnel;

         Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

         Performance of the fund's Net Asset Value (NAV);

         The fund's history of shareholder relations;

         The performance of other funds under the advisor's management.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        50

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

         Valhalla Capital Partners, LLC ("Valhalla") serves as investment sub-advisor to the Registrant. Ramond P. Mecherle, CFA, and Justin L. Ventura serve as co-portfolio managers of the Registrant. As co-manager, Mr. Mecherle's role is to make investment decisions, analyze securities and the markets, trade the securities of the Registrant and provide support to Valhalla's and First Trust's administrative and compliance staff. Mr. Mecherle may also be asked to support client service and marketing in a limited manner. Mr. Mecherle may make investment decisions on behalf of the Registrant independently or in counsel with Mr. Ventura, the other co-manager of the Registrant. As co-manager of the Registrant, Mr. Ventura's role is to make investment decisions, analyze securities and the markets, trade the securities of the Registrant and provide support to the Valhalla's and First Trust's administrative and compliance staff. Mr. Ventura may also be asked to support client service and marketing in a limited manner. Mr. Ventura may make investment decisions on behalf of the Registrant independently or in counsel with Mr. Mecherle.


                                                                                           Business Experience Past
Name                                          Title           Length of Service                     5 Years
----                                          -----           -----------------                     -------
Ramond P. Mecherle, CFA              Managing Partner and          28 mos.       12/2005 - Present: Valhalla Capital Partners
                                     Co-Portfolio Manager                        - Managing Partner, Portfolio Manager
                                                                                 11/2004 - 12/2005: Hilliard Lyons Asset
                                                                                 Management - Director of Fixed Income,
                                                                                 Portfolio Manager. 1998 - 11/2004: Morgan
                                                                                 Asset Management - Assistant Portfolio
                                                                                 Manager.

Justin L. Ventura                    Managing Partner and          28 mos.       12/2005 - Present: Valhalla Capital Partners
                                     Co-Portfolio Manager                        - Managing Partner, Portfolio Manager.
                                                                                 6/2005 - 12/2005: Hilliard Lyons Asset
                                                                                 Management - Portfolio Manager. 1999 -
                                                                                 11/2004: State Street Bank - Portfolio
                                                                                 Manager.


(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER


                                                                                                    # of Accounts
                                                                                                     Managed for     Total Assets
                                                                                                        which         for which
                                                                        Total # of                   Advisory Fee    Advisory Fee
 Name of Portfolio Manager or Team                                       Accounts    Total Assets    is Based on     is Based on
              Member                         Type of Accounts*            Managed      $millions     Performance     Performance

1.  Ramond P. Mecherle, CFA          Registered Investment Companies:        2       $353 million         0               $0
                                     Other Pooled Investment                 0            $0              0               $0
                                     Vehicles:  Other Accounts:              0            $0              0               $0

2.  Justin L. Ventura                Registered Investment Companies:        2       $353 million         0               $0
                                     Other Pooled Investment                 0            $0              0               $0
                                     Vehicles:  Other Accounts:              0            $0              0               $0


         *  Information provided as of October 31, 2007

POTENTIAL CONFLICTS OF INTERESTS

         Valhalla's allocation procedures seek to allocate investment opportunities among clients in the fairest possible way taking into account clients' best interests. Valhalla will follow procedures to ensure that allocations do not involve a practice of favoring or discriminating against any client or group of clients. Account performance is never a factor in trade allocations. All Employees are required to be aware of and comply with the following undertaking: notify the CCO promptly if they become aware of any practice that arguably involves Valhalla in a conflict of interest with any of its advisory accounts, including registered investment companies and unregistered investment funds.

(a)(3)   COMPENSATION  STRUCTURE  OF PORTFOLIO  MANAGER(S)  OR  MANAGEMENT  TEAM
         MEMBERS

         The co-portfolio managers of the Registrant are also principals of the Valhalla. The bulk of their compensation comes from their equity ownership interests in Valhalla. The co-portfolio managers also receive an industry competitive salary, bonuses based on Valhalla's profitability and distributions based on the profitability of the sub-adviser. Valhalla uses common industry practices to determine the compensation structure disclosed. Bonuses are not based on either performance of the Registrant or an increase in assets of the Registrant. Bonuses are subjective based on the Managing Partner's discretion.

(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP



                                              Dollar Range of Fund Shares
               Name                               Beneficially Owned

         Ramond P. Mecherle                           $1-$10,000
         Justin L. Ventura                          $10,001-$50,001

         *  Information provided as of October 31, 2007

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940

                  Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

         (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

         (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

         (a)(3)   Not applicable.

         (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Strategic High Income Fund
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date              December 20, 2007
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date              December 20, 2007
    ----------------------------------------------------------------------------

By (Signature and Title)*  /s/ Mark R. Bradley
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date              December 20, 2007
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.